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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

        I, Keith A. Tucker, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial, Inc. (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (the "Act"), that:

  1.
  The Company's Amendment No. 1 to the Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2003 (the "Report") dated August 12, 2003 and filed with the United States Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2003

/s/ Keith A. Tucker Chairman of the Board and Chief Executive Officer

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  Exhibit 32.1